Presentation Materials for Investors

October 2014

Disclaimer

 [] This presentation includes certain "forward-looking  statements" within the meaning of The U. S. Private Securities Litigation Reform Act of 1995.

 [] These statements are based on current expectations and currently available information.

 [] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
 Corporation and Toyota Motor Credit Corporation.

 [] We do not undertake to update the forward-looking  statements to reflect actual results or changes  in the factors affecting the forward-looking statements.

 [] This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities.  Any offer or sale of securities will be made only by means of a prospectus and related documentation.

 [] Investors and others should note that we announce material financial information using the investor relations section of our corporate website
 (http://www.toyotafinancial. com) and SEC filings.  We  use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues.  While not all of the information that we post on social media is of a material nature, some information could be material.  Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
 (http://www.twitter. com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation.
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation is made to and directed only at (i) persons outside the United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv) persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 13 September 2013 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

3

Toyota's Global Businesses

TMC Consolidated Financial Results

(JPY billions)	Fiscal Year Ended March 31, 2013	Fiscal Year Ended March 31, 2014	Three Months Ended June 30, 2014
Net Revenues	22,064.2	25,691.9	6,390.7
Operating Income	1,320.9	2,292.1	692.7
Net Income	962.2	1,823.1	587.8

Source: TMC FY2013, FY2014 20-F, June 30, 2014 6-K

5

TMC Consolidated Balance Sheet

(JPY billions)	FY2013 As of March 31, 2013	FY2014 As of March 31, 2014	FY2015 As of June 30, 2014
Current assets	13,784.9	15,717.7	15,574.3
Noncurrent finance receivables, net	6,943.8	8,102.3	8,143.9
Investment & other assets	7,903.4	9,976.2	9,972.0
Property, plant & equipment, net	6,851.2	7,641.3	7,765.6
Total Assets	**35,483.3**	**41,437.5**	**41,455.7**
Liabilities	22,710.5	26,218.5	25,997.4
Shareholders' equity	12,772.9	15,219.0	15,458.3
Total Liabilities & Shareholders' Equity	**35,483.3**	**41,437.5**	**41,455.7**

Source: TMC FY2013, FY2014 & June 30, 2014 6-K

6

Toyota Across the United States

Operations Overview
[GRAPHIC OMITTED]

Toyota's Next Chapter

- Recently announced consolidation of Toyota headquarters functions
- Will move to a single location in Plano, Texas during 2016 - 2018
- Unified manufacturing and sales leadership HQ will enable us to:
  - Improve collaboration and leverage capabilities across the business
  - Respond to changes in the market faster and improve our competitive advantage
  - Better align manufacturing operations with sales, marketing and other functions
  - Ultimately develop better products and services for our customers



Ann Arbor
York Campus
New York City
Direct Procurement and Related Functions
TMS
TFS
Erlanger
Production Engineering
Georgetown
Los Angeles
Torrance
TEMA
TMA
Dallas
Plano Campus

8

Toyota Motor Sales, USA

- TMS sold 2.23 million vehicles in 2013; its highest sales volume since 2007 and up 7.4% from 2012
  - Toyota division is the #1 US retail brand in 2014
  - Camry was the best-selling passenger car in America for the 12th consecutive year
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has one of the most fuel-efficient line-ups of any full-line OEM
  - Over 2.3 million hybrids sold in the US and nearly 6.6 million worldwide[(1)]
  - 11 hybrid models[(2)], 1 plug-in model, and 1 EV model across the TMS line-up
- For 2014, TMS is launching 8 new or refreshed models. Recent and upcoming vehicle launches:

- Camry & HV
- Yaris
- Sienna
- Highlander & HV
- Lexus RC
- Lexus RC F
- Lexus NX
- Lexus NX HV

(1) As of June 2014
(2) Includes cars and light trucks

Source: TMS Reports

9

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

2014 NHSTA 5-Star Overall Safety Rating 11 Toyota, Lexus and Scion models	2014 Consumer Reports Best New Car Value Toyota Prius	2014 Popular Mechanics 10 Best Cars and Trucks 2014 Lexus IS
2014 NHTSA Top 10 Most 'American Made' Vehicles Camry, Corolla & Tundra	Worlds Most Innovative Companies Toyota ranked 5th overall and the highest amongst automotive brands	2014 J.D. Power and Associates Vehicle Dependability Study Lexus ranked 1st overall
2014 J.D. Power and Associates Initial Quality Study Toyota, Lexus, and Scion vehicles earned top 3 finishes	2014 Consumer Reports Consumer Perception Survey Toyota highest among non-luxury brands	Interbrand Best Global Green Brands in 2014 Toyota ranked no.2
Kelley Blue Book's 10 Best Green Cars of 2014 Prius Family & Lexus ES 300h	2014 AutoPacific Vehicle Satisfaction Award Highlander named most satisfying premium midsize crossover SUV	2014 Edmunds Top Rated Sedan Toyota Avalon

10

Toyota Motor Sales, USA (3)

Toyota Camry XSE
[GRAPHIC OMITTED]

Toyota FCV Hydrogen Car
[GRAPHIC OMITTED]

Toyota Motor Sales, USA (4)

Toyota Yaris
[GRAPHIC OMITTED]

Toyota Sienna
[GRAPHIC OMITTED]

Toyota Motor Sales, USA (5)

Lexus RC F
[GRAPHIC OMITTED]

NX Concept Lexus NX 300h
[GRAPHIC OMITTED]

Toyota Financial Services

TFS Group Global Presence
[GRAPHIC OMITTED]

Toyota Motor Credit Corporation (TMCC)

            Toyota Motor Corporation (TMC) Toyota Financial Services
Corporation (TFSC) Toyota Motor Credit Corporation (TMCC)

[] Over 4.2  million active finance contracts (1)

[] AA- (2)/Aa3(2) rated captive finance company by SandP / Moody's [] Credit support agreement structure with TFSC/TMC(3)

(1) As of August 2014 (2) Outlook stable
(3)The Credit Support Agreements do not apply to securitizationtransactions

TMCC Products and Services

Consumer Finance

[] Retail [] Lease Dealer Finance

[] Wholesale [] Real Estate [] Working Capital [] Revolving Credit Lines

Commercial Finance

[] Forklift [] Hino Medium Duty [] Retail [] Lease

Insurance

[] Service Agreements [] Prepaid Maintenance [] Guaranteed Auto Protection []
Excess Wear and Use [] Tire and Wheel

Extensive Field Organization

[] Decentralized dealer and field support [] Centralized servicing and collections (circled)

Recent TMCC Business Highlights

[] In excess of $10.6billionpre-tax   income over the past 5 years(1) []
Continuing the trend in 2014, TFS is the top U. S.  auto lender in all new vehicles(2) [] Strongmarket share continues to drivesolidfinancingrevenues and sales support [] Lownet charge-offratio driven by prudent underwriting standards and proactive servicing practices [] Highinsurancepenetration and growing insurance volume

[GRAPHIC OMITTED]

(1)
ForthefiveyearperiodfromFY10throughFY14;$1.679mm+$3.003mm+$2.423mm+$2.155mm+$1.
354mm=$10,614mm

(2) Source:AutoCountasofJuly2014

TMCC Earning Asset Composition

Managed Assets (USD billions)

                     $89.9  $91.8
              $83.0
$76.8  $76.8          15.8   15.6
               14.9
 12.1   12.7          9.6    10.7
                8.0
 11.3   10.5
                      39.6    38.7
               39.9
  34.1   34.6
  19.3   19.0   20.2  24.9    26.8
Mar-11 Mar-12 Mar-13 Mar-14  Jun-14

Lease Retail Sold(ABS) WholesaleandOther

Source: TMCC March 31, 2011 10-K, March31, 201210-K , March31,201310-K, March
31, 2014 10-K andJune 30, 2014 10-Q

TMCC Financial Performance -Select Data
                                         Fiscal Year EndedMarch 31,       Three Months Ended
                                                                                    June 30,
(USD millions)                      2011           2012  2013        2014             2014
---------------------------------- ----- -------------- ----------- ----- ------------------
Total FinancingRevenues            8,064         7,429  7,244       7,397             1,960
  add: Other Income                 779             717  744         702               188
  less: Interest Expense           4,967         4,639  4,508       5,352             1,230
                 andDepreciation
Net FinancingRevenues              3,876         3,507  3,480       2,747              918
                 andOther Revenues
Net Income                         1,853          1,486  1,331       857               364

Source: TMCC March 31, 201 4 10-K and TMCC June 30, 2014 10-Q

TMCC Financial Performance - Select Data

	Fiscal Year Ended March 31,				Three Months Ended June 30,
(USD millions)	2011	2012	2013	2014	2014
Over 60 Days Delinquent [(1)]	0.26%	0.18%	0.19%	0.18%	0.22%
Allowance for Credit Losses [(1) (2)]	1.13%	0.80%	0.63%	0.50%	0.48%
Net Credit Losses [(3)]	0.52%	0.21%	0.27%	0.28%	0.20%

(1) Percentage of gross earning assets

(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)

(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated were based on a 120-day charge-off policy

Source: TMCC March 31, 2014 10-K & TMCC June 30, 2014 10-Q

22

TMCC Funding Programs

Exceptional Liquidity

- A-1+/P-1 rated direct commercial paper program
- $19.0 billion committed credit facilities[1]
- $7.2 billion short-term liquidity investment portfolio[2]
- Over $60 billion in readily salable consumer retail loan & lease receivables
- Access to various domestic and international markets
- Billions of additional capacity in global benchmark markets
- Extensive inter-company lending infrastructure
- Credit support agreements: TMCC → TFSC → TMC

(1) As of June 30, 2014
(2) Average balance for quarter ended June 30,. 2014
Source: TMCC June 30, 2014 10-Q

24

TMCC Funding Program Objectives

- TMCC is committed to:
  - Maintaining funding diversity and exceptional liquidity
  - Issuing into strong demand with attractive deals
  - Identifying & developing new markets and investor relationships
  - Responding quickly to opportunities with best-in-class execution
  - Managing our business and stakeholder relationships with a long-term view

25

New Funding Vehicles

[] Auto industry's first ever Green BondABS

[] Diversity and Inclusion (DandI) bond syndicates led by diversity firms []
Competitive, innovative and socially responsible

TMCC FYTD15FundingOverview

$10.75billion of long term debtfunded FYTD

[] $8.62   billion in unsecured debt [] $2.13billion   in secured debt (net of
amount retained)

-- $0.93   billion comprised of public term secured funding (net of amount retained)

As ofSeptember 30, 2014
Source:Company Reports

Diversification in Debt Offerings

TMCC Long Term DebtOutstanding (USD millions)

By Deal Type Uridashi $2,376
EMTN $5,022
Eurobonds $6,302 Global MTN $23,350
Other $5,378
Public/Private ABS $8,237 MTN $9,406
By Currency

[GRAPHIC OMITTED]

        GBP CHF Other JPY
 AUD $1,210 $479 $354 $1,963 $2,608
 EUR $5,365
 USD $48,089

Asof August 31, 2014
Source:Company Reports

Funding Flexibility And Responsiveness

DiversificationAcross USD Curve (1)
[GRAPHIC OMITTED]

(1) UnsecuredU.S. MTN issuance, excluding Structured Notes and RetailNotes
Percentagesmay not add to 100% due torounding As ofSeptember 30, 2014
Source:Company Reports

Key Investment Highlights

[] Financial strength supported by strong credit ratings [] Transparent business model with exceptional liquidity [] Rational funding programs with long term perspective -- Diversification in bond offerings -- Focus on proactively meeting needs of market -- Strong emphasis placed on flexibility and responsiveness [] Industry-leading  in:  -- Liquidity management framework
-- Balance sheet strength -- Business model resiliency
[GRAPHIC OMITTED]

TMCC Retail Loan Collateral and ABS Transactions

Credit Decisioning & Collections

- Recent consistent, conservative underwriting standards have produced low levels of delinquencies and credit losses
  - Identification & minimization of least desirable segments
  - Ongoing focus on Toyota and Lexus business
- Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth
  - Emphasis on early intervention
  - Reinforcement of strong compliance management system


3.0%
2.0%
1.0%
0.0%
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014
Delinquency (1)
Credit loss (2)

(1) Delinquency is 30+ day delinquencies as a percentage of retail receivables outstanding
(2) Credit loss is annual net credit loss as a percentage of retail receivables outstanding

32

Credit: Results*

[] Retail loan credit performance has shown significant improvement --
Portfolio-level  performance trends show general improvement  -- Recent vintages outperforming older cohorts

Cumulative Net losses: Annual Origination Vintages

4.50% 2007 2008 2009 2010 2011 2012 2013 4.00% 3.50% 3.00% 2.50% 2.00% 1.50%
1.00% 0.50% 0.00%
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 Month

* Abbreviatedfor presentationpurposes
Source: Company Reports
[GRAPHIC OMITTED]

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience [1]

	At June 30,		At March 31,				
	2014	2013	2014	2013	2012	2011	2010
Outstanding Contracts (2)	3,233,098	3,178,961	3,220,641	3,156,247	3,119,781	3,189,591	3,093,894
Number of Accounts Past Due in the following categories							
30 - 59 days	40,214	36,845	32,920	35,672	35,162	43,070	55,123
60 - 89 days	9,565	8,496	6,660	7,182	6,786	8,588	11,722
Over 89 days	5,908	6,208	5,799	6,362	5,870	9,153	10,953
Delinquencies as a Percentage of Contracts Outstanding (3)							
30 - 59 days	1.24%	1.16%	1.02%	1.13%	1.13%	1.35%	1.78%
60 - 89 days	0.30%	0.27%	0.21%	0.23%	0.22%	0.27%	0.38%
Over 89 days	0.18%	0.20%	0.18%	0.20%	0.19%	0.29%	0.35%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

34

Source: Company Reports

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1)

	For the Three Months Ended June 30,		For the Fiscal Years Ended				
	2014	2013	2014	2013	2012	2011	2010
Principal Balance Outstanding (2)	$49,718,012	$48,270,227	$48,761,164	$46,932,720	$44,648,020	$45,053,303	$43,234,740
Average Principal Balance Outstanding (3)	$49,239,588	$47,601,474	$47,846,942	$45,790,370	$44,850,661	$44,144,021	$43,360,181
Number of Contracts Outstanding	3,233,098	3,178,961	3,220,641	3,156,247	3,119,781	3,189,591	3,093,894
Average Number of Contracts Outstanding (3)	3,226,870	3,167,604	3,188,444	3,138,014	3,154,686	3,141,743	3,072,036
Number of Repossessions (4)	13,617	13,824	34,923	34,353	42,937	64,710	79,637
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.01%	1.05%	1.10%	1.09%	1.36%	2.06%	2.59%
Gross Charge-Offs (5)(6)	$98,300	$91,586	$257,586	$244,432	$240,736	$447,159	$724,212
Recoveries (7)	$25,042	$28,735	$62,714	$69,088	$78,593	$98,105	$116,892
Net Losses	$73,258	$62,851	$194,872	$175,344	$162,143	$349,054	$607,320
Net Losses as a Percentage of Average Principal Balance Outstanding	0.36%	0.32%	0.41%	0.38%	0.36%	0.79%	1.40%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.

(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.

(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.

(4) Includes bankrupt repossessions but excludes bankruptcies.

(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.

(6) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.

(7) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.

35

Source: Company Reports

Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	2010	2011	2012	2013	2014[1]
Number of Pool Assets	956,010	911,545	973,979	1,008,958	221,109
Original Pool Balance	$21,924,552,881	$21,608,462,287	$24,029,119,369	$25,332,328,542	$5,632,125,913
Average Initial Loan Balance	$22,933	$23,705	$24,671	$25,107	$25,472
Weighted Average Interest Rate	3.91%	3.76%	3.15%	2.94%	3.22%
Weighted Average Original Term	62 months	63 months	63 months	63 months	64 months
Weighted Average FICO	738	735	731	727	723
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 18.0%	CA - 18.9%	CA - 19.3%	CA - 21.4%	CA - 21.5%
State 2	TX - 13.1%	TX - 12.6%	TX - 14.1%	TX - 13.3%	TX - 14.3%
State 3	NY - 5.2%	NY - 5.4%	NY - 5.1%	NY - 4.6%	NY - 4.5%
State 4	NJ - 4.7%	NJ - 4.9%	NJ - 4.5%	NJ - 4.4%	NJ - 4.3%
State 5	VA - 4.5%	IL - 4.1%	VA - 4.2%	IL - 3.9%	PA - 3.9%
Distribution of Receivables by Contract Rate:[2]					
Less than 2.0%	35.2%	30.3%	44.1%	51.2%	49.2%
2.0% - 3.99%	22.8%	35.9%	27.8%	20.2%	20.3%
4.0% - 5.99%	19.3%	17.5%	15.1%	14.0%	14.1%
6.0% - 7.99%	13.6%	8.5%	6.6%	6.7%	7.6%
8.0% - 9.99%	4.1%	3.2%	2.7%	3.2%	3.6%
10.0% - 11.99%	1.7%	1.6%	1.4%	1.5%	1.7%
12.0% - 13.99%	0.9%	0.7%	0.5%	0.6%	0.7%
14.0% - 15.99%	0.7%	0.6%	0.5%	0.6%	0.7%
16.0% and greater	1.8%	1.7%	1.4%	2.0%	2.1%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	4.9%	4.4%	3.3%	3.3%	3.6%
Percentage of 72+ Month Term	9.8%	10.5%	10.0%	10.6%	11.2%
Percentage of Used Vehicles	30.6%	31.5%	24.4%	24.5%	25.1%

(1) As of March 31, 2014

(2) Percentages may not add to 100% due to rounding

Source: Company Reports

36

Origination Characteristics

*As of June 30, 2014 Source: CompanyReports

ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)[(1)]

Original Summary Characteristics by Prior Securitization:	TAOT 2012-A	TAOT 2012-B	TAOT 2013-A	TAOT 2013-B	TAOT 2014-A	TAOT 2014-B
Number of Pool Assets	95,915	62,985	84,513	66,096	115,093	98,798
Original Pool Balance	$1,558,792,743	$1,034,333,678	$1,301,545,574	$1,054,454,801	$1,845,073,346	$1,583,044,330
Average Principal Balance	$16,252	$16,422	$15,401	$15,953	$16,031	$16,023
Weighted Average Interest Rate	2.89%	2.85%	2.56%	2.24%	2.10%	2.09%
Weighted Average Original Term	61	61	61	61	61	61
Weighted Average FICO	754	754	756	757	757	756
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:						
State 1	CA - 19.8%	CA - 21.4%	CA - 20.0%	CA - 21.3%	CA - 22.6%	CA - 26.3%
State 2	TX - 12.4%	TX - 13.3%	TX - 13.3%	TX - 13.4%	TX - 13.4%	TX - 12.9%
State 3	IL - 4.5%	NJ - 4.7%	VA - 4.3%	IL - 4.2%	IL - 4.6%	IL - 4.4%
State 4	VA - 4.5%	IL - 4.5%	IL - 4.3%	VA - 4.1%	PA - 4.3%	PA - 4.0%
State 5	MD - 4.1%	NY - 4.5%	NJ - 4.2%	PA - 4.0%	NJ - 4.2%	VA - 3.9%
Distribution of Receivables by Contract Rate: [(1)]						
Less than 2.0%	40.6%	40.1%	47.5%	54.8%	58.7%	59.4%
2.0% - 3.99%	35.0%	38.0%	32.5%	28.3%	25.2%	24.8%
4.0% - 5.99%	14.3%	13.4%	12.2%	10.6%	10.2%	10.0%
6.0% - 7.99%	6.0%	4.9%	4.5%	3.6%	3.4%	3.3%
8.0% - 9.99%	2.2%	2.0%	1.8%	1.5%	1.4%	1.4%
10.0% - 11.99%	1.0%	0.9%	0.8%	0.6%	0.6%	0.6%
12.0% - 13.99%	0.4%	0.4%	0.3%	0.2%	0.2%	0.2%
14.0% - 15.99%	0.4%	0.3%	0.2%	0.2%	0.2%	0.2%
16.0% and greater	0.2%	0.2%	0.1%	0.1%	0.1%	0.1%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:						
Percentage of Non-Toyota/Non-Lexus	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of 72+ Month Term	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of Used Vehicles	27.3%	26.3%	22.7%	21.8%	21.4%	20.8%

[(1)] Abbreviated for presentation purposes

Source: Company Reports

38

TAOT Deal Performance

As of September 15, 2014 Payment Date
[GRAPHIC OMITTED]
TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
TAOT 2013-A
TAOT 2013-B
TAOT 2014-A
TAOT 2014-B

                       Moody's                    SandP             Final
----------- ---------- --------------- ------------------------
Transaction Initial EL      Updated EL   Initial EL Updated EL  Actual CNL
----------- ---------- --------------- ------------ ----------- ----------
TAOT2010-A   1.25%         0.45%-0.70% 1.70%-1.90%  0.30%-0.35%   0.32%
----------- ---------- --------------- ------------ ----------- ----------
TAOT2010-B   1.25%         0.45%-0.70% 1.50%-1.70%  0.25%-0.30%   0.23%
----------- ---------- --------------- ------------ ----------- ----------
TAOT2010-C   1.15%         0.35%-0.60% 1.40%-1.60%  0.20%-0.25%   0.19%
----------- ---------- --------------- ------------ ----------- ----------
TAOT2011-A   1.15%             0.25%   1.40%-1.60%  0.20%-0.25%   0.18%
----------- ---------- --------------- ------------ ----------- ----------
TAOT2011-B   0.85%             0.25%   1.15%-1.35%  0.25%-0.30%
----------- ---------- --------------- ------------ -----------
TAOT2012-A   0.70%             0.30%   0.85%-1.00%  0.85%-1.00%
----------- ---------- --------------- ------------ -----------
TAOT2012-B   0.50%             0.30%   0.75%-0.90%  0.75%-0.90%
----------- ---------- --------------- ------------ -----------
TAOT2013-A   0.50%             0.40%   0.65%-0.80%  0.65%-0.80%
----------- ---------- --------------- ------------ -----------
TAOT2013-B   0.40%             0.40%   0.55%-0.70%  0.55%-0.70%
----------- ---------- --------------- ------------ -----------
TAOT2014-A   0.40%             0.40%   0.55%-0.70%  0.55%-0.70%
----------- ---------- --------------- ------------ -----------
TAOT2014-B   0.40%             0.40%   0.55%-0.70%  0.55%-0.70%
----------- ---------- --------------- ------------ ----------- ----------

Source: Company Reports

Sales and Trading Update

CommercialPaperProgramsHighlights

[] A-1+/P-1    Direct Commercial Paper Programs

-- 3 distinct USD commercial paper programs (TMCC, TCPR, TCCI) -- $13.0billion
 multi-party  committed credit facilities  -- $6.0billion   bilateral committed
credit facilities -- $26.6billion   USCP combined average outstanding for TMCC
and TCPR

-- Over 600diverse institutional investors

[] State and local municipalities

[] Large corporations

[] Pension and retirement funds

[] Financial institutions

[] Money managers and mutual fund companies

-- Rates are posted daily on Bloomberg DOCP screen

Source:TMCC June 30, 2014 10-Q